THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity
Lincoln Investor Advantage® RIA Class Variable Annuity

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity

Supplement dated June 27, 2019 to the prospectus dated May 1, 2019

This supplement outlines several changes to the investment options under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged.

LVIP Goldman Sachs Income Builder Fund.  The Lincoln Variable Insurance Products Trust has informed us that they have approved a plan of liquidation for the LVIP Goldman Sachs Income Builder Fund. The liquidation of the fund will only occur if the plan is approved by shareholder vote. If shareholders vote to approve the liquidation, the fund will be liquidated on or about October 18, 2019, and will no longer be available as an investment option under your contract.
ALPS/Stadion Core ETF Portfolio and ALPS/Stadion Tactical Growth Portfolio. The ALPS Variable Investment Trust has informed us that they have approved a plan of liquidation for the ALPS/Stadion Core ETF Portfolio and for the ALPS/Stadion Tactical Growth Portfolio. Accordingly, each fund will be liquidated on or about October 18, 2019, and will no longer be available as investment options under your contract.

As a result of these liquidations, any money you have invested in the LVIP Goldman Sachs Income Builder Fund, the ALPS/Stadion Core ETF Portfolio, or the ALPS/Stadion Tactical Growth Portfolio must be transferred into another Subaccount within your contract prior to the close of business October 17, 2019. If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on October 18, 2019. Once this transfer occurs, any future allocations of purchase payments and/or contract value that you previously designated to the LVIP Goldman Sachs Income Builder Fund, the ALPS/Stadion Core ETF Portfolio, or the ALPS/Stadion Tactical Growth Portfolio will be allocated to the LVIP Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding these fund liquidations, please refer to the funds’ prospectuses, as supplemented.

Please retain this supplement for future reference.